Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey S. Levin, the Chief Executive Officer (Principal Executive Officer) of North Haven Private Income Fund A LLC (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•the Form 10-K of the Company for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•the information contained in the Form 10-K for the year ended December 31, 2024 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 4, 2025
/s/ Jeffrey S. Levin
Jeffrey S. Levin Chief Executive Officer (Principal Executive Officer)